                                                                    EXHIBIT 99.2

                   PRO FORMA CONDENSED COMBINED FINANCIAL DATA


     The following tables set forth certain pro forma condensed combined financial data for the Company as of and for the three months ended March 31, 1996 and year ended December 31, 1995, giving effect to the net proceeds from a public offering involving the sale of 2,300,000 Common Shares completed in June 1996, at an offering price of $13.00 per share, the acquisition of Citizens Bank, Sharpsburg, Kentucky (Sharpsburg) on October 31, 1995 and the acquisition of Farmers Deposit Bancorp and Subsidiary, Eminence, Kentucky (Eminence) effective July 1, 1996. The acquisition of Sharpsburg and Eminence are accounted for under the purchase method of accounting as if they had occurred as of January 1, 1995, after giving effect to the pro forma adjustments described in the Notes to the Pro Forma Condensed Combined Financial Statements. This information should be read in conjunction with the historical consolidated financial statements of the Company and Eminence, including the respective notes thereto. The pro forma financial data are not necessarily indicative of the results that actually would have occurred had the acquisitions been consummated on the dates indicated or that may be obtained in the future. The pro forma information presented has been retroactively adjusted to reflect all prior stock splits effected in the form of share dividends, including the 2-for-1 stock split effected in the form of a share dividend on March 29, 1996.

                    PROFORMA CONDENSED COMBINED BALANCE SHEET
                                 MARCH 31, 1996
                                 (IN THOUSANDS)

                                       --------------------------
                                              HISTORICAL              OFFERING          EMINENCE
                                       --------------------------     PROFORMA          PROFORMA         PROFORMA
                                       COMPANY(6)     EMINENCE(4)    ADJUSTMENTS       ADJUSTMENTS       COMBINED
      ASSETS
 Cash and due from banks               $     5,259    $     1,633    $  27,207(1)     $ (12,549)(3)     $    14,500
                                                                        (5,000)(2)       (2,050)(4)
 Federal funds sold                          4,670          1,325                                             5,995
 Investment securities:
  Available for sale                        19,957          5,656                                            25,613
  Held to maturity                           8,568         12,501                           300(3)           21,369
 Loans                                 $   115,860    $    82,085                                       $   197,945
 Less:  unearned income                       (833)        (1,350)                                           (2,183)
 Less:  allowance for loan losses           (1,790)          (809)                                           (2,599)
                                       -----------    -----------                                       -----------
 Net loans                             $   113,237    $    79,926                                       $   193,163
 Premises and equipment                      2,114            917                           200(3)            3,231
 Goodwill                                      244              0                         4,969(3)            5,213
 Other assets                                4,088          2,604                                             6,692
                                       -----------    -----------                                       -----------

 TOTAL ASSETS                          $   158,137    $   104,562    $  22,207        $  (9,130)        $   275,776

  LIABILITIES
 Deposits:
  Non-interest bearing                 $    14,797    $     5,943    $                $                 $    20,740
  Interest bearing                         124,067         79,876                                           203,943
                                       -----------    -----------                                       -----------
  Total deposits                       $   138,864    $    85,819    $                $                 $   224,683
 Repurchase agreements                         644          5,000                                             5,644
 Advances from FHLB                            755          3,923                                             4,678
 Other liabilities                           1,509            520                           170(3)            2,199
 Debt                                        5,000          2,050       (5,000)(2)       (2,050)(4)               0
                                       -----------    -----------    ---------        ---------       -----------
  Total liabilities                    $   146,772    $    97,312    $  (5,000)       $  (1,880)        $   237,204

  STOCKHOLDERS' EQUITY
 Common stock                          $       955    $       469    $      23(1)     $    (469)(3)     $       978
 Surplus                                     5,897          2,000       27,184(1)        (2,000)(3)          33,081
 Retained earnings                           4,753          4,717                        (4,717)(3)           4,753
 Net unrealized gain (loss)                   (240)            64                           (64)(3)            (240)
                                       -----------    -----------                     ---------         -----------
  Total stockholders' equity           $    11,365    $     7,250    $  27,207        $  (7,250)        $    38,572

 TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY                 $   158,137    $   104,562    $  22,207        $  (9,130)        $   275,776

Notes
- -----

(1) To record net proceeds received from the sale of $2,300,000 Common shares at the offering price of $13.00 per share.

(2)  To record the discharge of debt of the Company.

(3) To record the purchase of Eminence and related goodwill. The cost of this transaction has been allocated to identifiable assets acquired and liabilities assumed based upon their fair values as estimated during the Company's acquisition review of Eminence. The excess of the purchase price of $12,549,000 over the unadjusted net assets acquired of $7,250,000 has been allocated as follows:

     Purchase price                                               $  12,549,000
     Less:  unadjusted net assets acquired                           (7,250,000)
                                                                  -------------
     Excess                                                       $   5,299,000
     Less:  Market value adjustment to investment securities           (300,000)
     Less:  Market value adjustment to Bank premises                   (200,000)
     Add:  Deferred taxes on market value adjustments                   170,000
                                                                  -------------
     Purchase price in excess of adjusted net assets acquired
      (Goodwill)                                                  $   4,969,000

(4)  To record the discharge of debt of Eminence.

(5) Eminence's most recent audited financial statements are as of and for the year ended June 30, 1995. Amounts for Eminence included above have been updated to reflect the results of operations through March 31, 1996. The balance sheet as of March 31, 1996 has not been audited by independent public accountants; however, in the opinion of management such information reflects all adjustments necessary for a fair presentation. All such adjustments are of a normal and recurring nature.

(6) Amounts for the Company are derived from the Company's quarterly report on Form 10-Q as of and for the three months ended March 31, 1996. The balance sheet as of March 31, 1996 has not been audited by independent public accountants; however, in the opinion of management such information reflects all adjustments necessary for a fair presentation. All such adjustments are of a normal and recurring nature.

                 PROFORMA CONDENSED COMBINED STATEMENT OF INCOME
                          YEAR ENDED DECEMBER 31, 1995
                                 (IN THOUSANDS)

                                                             HISTORICAL
                                              ------------------------------------------     PROFORMA     PROFORMA
                                              COMPANY(1)     EMINENCE(2)   SHARPSBURG(3)    ADJUSTMENTS   COMBINED
 INTEREST INCOME:
    Interest and fees on loans                 $  9,488       $  6,944       $  1,143          $          $  17,575
    Interest on investment securities -
      Taxable                                       904            658            212            (9)(6)       1,765
    Tax-exempt                                      397            373             19           (46)(6)         743
    Interest on federal funds sold and
      other interest income                         314            180             15                           509
                                               --------       --------       --------       --------      ---------
    Total interest income                      $ 11,103       $  8,155       $  1,389         $    (55)   $  20,592

 INTEREST EXPENSE:
    Interest on deposits                       $  4,773       $  4,000       $    659                     $   9,432
    Interest on other borrowings                    307            668              6          (454)(8)         527
                                               --------       --------       --------       --------      ---------
    Total interest expense                     $  5,080       $  4,668       $    665         $   (454)   $   9,959

 Net interest income                           $  6,023       $  3,487       $    724          $    399   $  10,633
 Provision for loan losses                           86            491            237                           814
                                               --------       --------       --------       --------      ---------
 Net interest income after provision
   for loan losses                             $  5,937       $  2,996       $    487          $    399   $   9,819

 NON-INTEREST INCOME:
    Service charges and fees                   $    530       $    207       $     82          $          $     819
    Insurance commissions                           156            110              3                           269
    Other income                                    147            190              6                           343
    Security gains (losses)                          (8)             4              0                            (4)
                                               --------       --------       --------       --------      ---------
    Total non-interest income                  $    825       $    511       $     91          $          $   1,427

 NON-INTEREST EXPENSES:
    Salaries and benefits                      $  2,309       $  1,171       $    238          $          $   3,718
    Occupancy and equip. expenses                   633            341             30                 7       1,011
    FDIC insurance                                  124            147             37                           308
    Acquisition expense                             110              0              0                           110
    Other expenses                                1,316            514            275            331(4)       2,450
                                                                                                  14(5)
                                               --------       --------       --------       --------      ---------
 Total non-interest expenses                   $  4,492       $  2,173       $    580       $    352      $   7,597

 Income before income taxes                    $  2,270       $  1,334       $     (2)      $     47      $   3,649


                                        4

 Applicable income taxes                            113            312              0            154(8)         559
                                                                                                 (18)(6)
                                                                                                  (2)(7)
                                               --------       --------       --------       --------      ---------

 NET INCOME                                    $  2,157      $   1,022       $     (2)     $     (87)    $    3,090

 Earnings per common share:
    Primary                                    $   1.13                                                  $     0.74(9)(10)
    Fully diluted                              $   1.13                                                  $     0.74(9)(10)
    Weighted average number of shares
      outstanding (in thousands):
    Primary                                       1,903                                                       4,203(9)
    Fully diluted                                 1,903                                                       4,203(9)

Notes
- -----

(1) Amounts for the Company are derived from the audited financial statements for the Company as of and for the year ended December 31, 1995.

(2) Eminence's most recent audited financial statements are as of and for the year ended June 30, 1995. Amounts for Eminence included above have been updated to reflect the results of operations for the period January 1, 1995 through December 31, 1995. The balance sheet and statement of income as of and for the six months ended December 31, 1995 have not been audited by independent public accountants; however, in the opinion of management such information reflects all adjustments necessary for a fair presentation of the results for the interim period. All such adjustments are of a normal and recurring nature.

(3) Amounts for the Sharpsburg Bank are derived from audited financial statements as of and for the ten months ended October 31, 1995. Amounts for the period November 1, 1995 through December 31, 1995 are included in amounts shown for the Company.

(4) To record amortization of goodwill (including any core deposit intangible, which has not been separately identified and valued) relating to the purchase of Eminence over an accelerated period of 15 years.

(5) To record amortization of goodwill (including any core deposit intangible, which has not been separately identified and valued) relating to the purchase of the Sharpsburg Bank over an accelerated period of 15 years.

(6) To record amortization of premiums on investment securities and related tax effect relating to the purchase of Eminence over a 7 year period using the constant yield method.

(7) To record depreciation expense on a step-up of bank premises and related tax effect relating to the purchase of Eminence over a 30 year period using the straight line method.

(8) To eliminate actual interest expense and related tax benefit incurred on average debt outstanding during 1995 of $4,950,000. Total debt outstanding at December 31, 1995 of $7,050,000 will be discharged with the proceeds from the sale of Common Shares.

(9)  Reflects the effect of the sale of 2,300,000 Common Shares.

(10) Does not reflect the additional net income of approximately $0.09 per common share from the investment of excess funds from the sale of common stock of $7,608,000 and additional funds of $2,100,000 that would have been available during 1995 due to the difference between the average debt outstanding during 1995 of $4,950,000 and the amount of debt assumed discharged at December 31, 1995 of $7,050,000 at an interest rate of 5.75% (which is an interest rate less than the 6.8% rate actually achieved by the Company on its investment portfolio in 1995).

                 PROFORMA CONDENSED COMBINED STATEMENT OF INCOME
                        THREE MONTHS ENDED MARCH 31, 1996
                                 (IN THOUSANDS)


                                                      HISTORICAL
                                              -------------------------        PROFORMA        PROFORMA
                                              COMPANY(1)    EMINENCE(2)       ADJUSTMENTS      COMBINED

 INTEREST INCOME:
      Interest and fees on loans              $    2,949     $    1,822                           $     4,771
      Interest on investment securities -
           Taxable                                   313            159               (2)(4)              470
           Tax-exempt                                 83            103              (12)(4)              174

      Interest on federal funds sold and
        other interest income                        129             64                                   193
                                              ----------     ----------                           -----------
           Total interest income              $    3,474     $    2,148      $       (14)         $     5,608

 INTEREST EXPENSE:

      Interest on deposits                    $    1,528     $    1,088      $                    $     2,616

      Interest on other borrowings                   125            159             (148)(6)              136
                                              ----------     ----------       ----------          -----------
           Total interest expense             $    1,653     $    1,247      $      (148)         $     2,752

 Net interest income                          $    1,821     $      901      $       134          $     2,856
 Provision for loan losses                            73            169                                   242
                                              ----------     ----------      -----------          -----------
 Net interest income after provision          $    1,748     $      732      $       134          $     2,614
      for loan losses

 NON-INTEREST INCOME:
      Service charges and fees                $      147     $       54      $                    $       201

      Insurance commissions                           44             10                                    54
      Other income                                   128             70                                   198
      Security gains (losses)                          0              2                                     2
                                              ----------     ----------                           -----------
           Total non-interest income          $      319     $      136      $                    $       455



 NON-INTEREST EXPENSES:
      Salaries and benefits                   $      817     $      287      $                    $     1,104

      Occupancy and equip. expenses                  128             89                2(5)               219
      FDIC insurance                                  13              1                                    14
      Other expenses                                 439            162               83(3)               684
                                              ----------     ----------      -----------          -----------

           Total non-interest expenses        $    1,397     $      539      $        85          $     2,021

 Income before income taxes                   $      670     $      329      $        49          $     1,048


 Applicable income taxes                             172             66                50(6)              282
                                                                                       (5)(4)
                                                                                       (1)(5)
                                                                                       ---
 NET INCOME                                 $        498      $     263   $             5           $     766


 Earnings per common share:
    Primary                                 $       0.26                                            $    0.18(7)(8)
     Fully diluted                          $       0.26                                            $    0.18(7)(8)
 Weighted average number of shares
   outstanding (in thousands):
           Primary                                 1,909                                                4,209(7)
           Fully diluted                           1,909                                                4,209(7)


Notes
- -----

(1) Amounts for the Company are derived from the Company's quarterly report on Form 10-Q as of and for the three months ended March 31, 1996. The income statement for the three months ended March 31, 1996 has not been audited by independent public accountants; however, in the opinion of management such information reflects all adjustments necessary for a fair presentation. All such adjustments are of a normal and recurring nature.

(2) Eminence's most recent audited financial statements are as of and for the year ended June 30, 1995. Amounts for Eminence included above have been updated to reflect the results of operations for the period January 1, 1996 through March 31, 1996. The balance sheet and statement of income as of and for the three months ended March 31, 1995 have not been audited by independent public accountants; however, in the opinion of management such information reflects all adjustments necessary for a fair presentation of the results for the interim period. All such adjustments are of a normal and recurring nature.

(3) To record amortization of goodwill (including any core deposit intangible, which has not been separately identified and valued) relating to the purchase of Eminence over an accelerated period of 15 years.

(4) To record amortization of premiums on investment securities and related tax effect relating to the purchase of Eminence over a 7 year period using the constant yield method.

(5) To record depreciation expense on a step-up of bank premises and related tax effect relating to the purchase of Eminence over a 30 year period using the straight line method.

(6) To eliminate actual interest expense and related tax benefit incurred on average debt outstanding during the three months ended March 31, 1996 of $7,050,000. Total debt outstanding at March 31, 1996 of $7,050,000 will be discharged with the proceeds from the sale of Common Shares.

(7)  Reflects the effect of the sale of 2,300,000 Common Shares.

(10) Does not reflect the additional net income of approximately $0.02 per common share from the investment of excess funds from the sale of common stock of $7,608,000 that would have been available during the three months ended March 31, 1996.